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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 29, 2002







                            OXFORD HEALTH PLANS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                             001-16437                           06-1118515
(State or other jurisdiction of                (Commission                         (IRS Employer
        incorporation)                        File Number)                      Identification No.)

48 Monroe Turnpike, Trumbull, Connecticut                                              06611
(Address of principal executive offices)                                             (Zip Code)

                                 (203) 459-6000
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

         The Company's Press Releases each dated October 29, 2002 announcing the Company's third quarter 2002 results of operations are attached as Exhibits hereto and are incorporated herein by reference.]

ITEM 7.  Financial Statements and Exhibits

         (c)   Exhibits

                  99(a)    Press Release dated October 29, 2002
                  99(b)    Press Release dated October 29, 2002




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             OXFORD HEALTH PLANS, INC.


Date: October 29, 2002                       By:     /s/   MARC M. KOLE
                                                     -------------------------
                                                           MARC M. KOLE
                                                     Senior Vice President and
                                                     Chief Accounting Officer


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                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX

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
Exhibit                                                                    Page
Number            Description of Document                                 Number
------            -----------------------                                 ------
  99(a)           Press Release dated October 29, 2002                       5
  99(b)           Press Release dated October 29, 2002                      13
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